Prepayments and Other Current and Non-current Assets (Details 3) In Thousands, unless otherwise specified	Jun. 30, 2013 USD ($)		Jun. 30, 2013 CNY		Jun. 30, 2012 CNY		Jun. 30, 2011 CNY
Neither past due or impaired	$ 0		0		0
Individually impaired loans	17,390		106,730		237,805
Past due loans	0		0		0
Impairment	(8,459)		(51,919)		(91,358)
Total carrying amount	$ 8,931	[1]	54,811	[1]	146,447	[1]	0	[1]

[1]	This amount represents individual impaired loans in PGG Wrightson. As part of the term for the sale of the Company’s finance subsidiary, PGG Wrightson Finance (PWF) to Heartland Building Society, certain excluded loans were acquired by the Company’s subsidiary, PGW Rural Capital Limited.